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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                                DECEMBER 18, 2001
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                     THE PNC FINANCIAL SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718


             PENNSYLVANIA                                       25-1435979
    (State or other jurisdiction of                          (I.R.S. Employer
    incorporation or organization)                         Identification No.)

                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
          (Address of principal executive offices, including zip code)


                                 (412) 762-1553
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)



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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           Ernst & Young LLP currently is The PNC Financial Services Group, Inc.'s ("PNC" or the "Company") independent auditor of the Company's consolidated financial statements. Ernst & Young LLP also provides internal audit services to PNC. Under rule amendments regarding auditor independence adopted by the Securities and Exchange Commission, beginning August 5, 2002, independent accountants will no longer be permitted to provide audit clients with certain non-audit services.

           Accordingly, PNC has decided to have separate internal and independent audit providers commencing with fiscal 2002. Ernst & Young LLP will continue as independent auditor with respect to the Company's 2001 financial statements and thereafter will continue to perform various internal audit services for the Company. PNC has engaged Deloitte & Touche LLP as the Company's principal accountants to audit the Company's 2002 financial statements. These actions were recommended by the Audit Committee and approved by the Company's Board of Directors on December 18, 2001.

           Ernst & Young LLP's reports on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and any subsequent interim period preceding December 18, 2001, (i) there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make a reference to the subject matter of the disagreement in connection with its reports in the financial statements for such years, and (ii) there were no reportable events as defined in Item 304 of Regulation S-K. The Company has provided Ernst & Young LLP with a copy of this report and has requested that Ernst & Young LLP furnish it with the letter described in Item 304(a)(3) of Regulation S-K. A copy of the letter from Ernst & Young LLP to the Securities and Exchange Commission described in Item 304(a)(3) of Regulation S-K is filed as Exhibit 16 hereto.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c) The exhibit listed on the Exhibit Index on page 3 of this Form 8-K is furnished herewith.



                                   SIGNATURES


           Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         THE PNC FINANCIAL SERVICES GROUP, INC.
                                         (Registrant)


           Date:  December 19, 2001        By:  /s/ Robert L. Haunschild
                                                -------------------------------
                                                Robert L. Haunschild
                                                Senior Vice President and
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX

16     Letter from Ernst & Young LLP pursuant to
       Item 304(a)(3) of Regulation S-K                            page 4




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